UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2015

NOODLES & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D, Broomfield, CO	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our annual meeting of shareholders on May 6, 2015. At the annual meeting, shareholders voted in favor of the re-election of three directors, Stuart Frenkiel, Jeffrey Jones and Andrew Taub, to our Board of Directors and voted in favor of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015. The final voting results were as follows:

(1) Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stuart Frenkiel	19,687,556	1,644,946	4,888,234
Jeffrey Jones	21,190,900	141,602	4,888,234
Andrew Taub	19,788,754	1,543,748	4,888,234

(2) Ratification of the appointment of Ernst & Young LLP as our independent auditors:

Votes For	Votes Against	Abstenations	Broker Non-Votes
27,666,287	34,870	41,677	none

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noodles & Company

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President and General Counsel

DATED: May 7, 2015